Use these links to rapidly review the document
TABLE OF CONTENTS

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Consolidated Graphics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

June 26, 2003

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders to be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas 77002, on Thursday, July 24, 2003 at 5:00 p.m., Central Daylight Time. For those of you who cannot be present at this annual meeting, we urge that you participate by indicating your choices on the enclosed proxy card and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board of Directors' recommendations.

        This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains details of the business to be conducted at the annual meeting. The Company's Annual Report to Shareholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company for the fiscal year ended March 31, 2003.

        It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please sign, date and mail promptly the enclosed proxy card in the envelope provided.

        On behalf of the Board of Directors, thank you for your cooperation and continued support.

Joe R. Davis Chairman of the Board and Chief Executive Officer
Consolidated Graphics, Inc. 5858 Westheimer, Suite 200 Houston, Texas 77057 (713) 787-0977

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INTRODUCTION
ACTION TO BE TAKEN UNDER PROXY
RECORD DATE AND VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ELECTION OF CLASS I DIRECTORS
BOARD OF DIRECTORS COMMITTEES AND MEETINGS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
INCENTIVE PLAN
AGREEMENTS WITH EXECUTIVE OFFICERS
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF COMPENSATION COMMITTEE
STOCK PRICE PERFORMANCE GRAPH
INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
GENERAL
OTHER INFORMATION

VOTING THE PROXY CARD

        Please complete, sign, date and return the accompanying proxy card promptly in the enclosed addressed envelope. Postage need not be affixed to the envelope if mailed in the United States.

        The immediate return of your proxy card will be of great assistance in preparing for the annual meeting and is therefore urgently requested, even if you plan to attend the annual meeting. If you attend the annual meeting and make arrangements to vote in person, your proxy card will not be used.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

        The annual meeting will be held at 5:00 p.m., Central Daylight Time, on Thursday, July 24, 2003 at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas 77002. Signs will direct you to the conference room where the annual meeting will be held.

        If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy and bring it to the annual meeting in order to vote.

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Thursday, July 24, 2003
5:00 p.m. Central Daylight Time

To the Shareholders:

        The annual meeting of shareholders of Consolidated Graphics, Inc. (the "Company") will be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas 77002, on Thursday, July 24, 2003 at 5:00 p.m., Central Daylight Time, for the following purposes:

  1.
  To elect two Class I directors to serve on the Company's Board of Directors for terms of three years or until their successors are elected and qualified or until the earlier of their resignation or removal.

  2.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        Only shareholders of record as of the close of business on June 9, 2003 are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. A list of such shareholders shall be open to the examination of any shareholder of record during normal business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, located at 5858 Westheimer, Suite 200, Houston, Texas 77057, and shall also be open to examination at the annual meeting and any adjournments thereof.

By Order of the Board of Directors

G. Christopher Colville Secretary

Houston, Texas
June 26, 2003

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY CARD WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057

PROXY STATEMENT

INTRODUCTION

        The accompanying proxy is solicited by and on behalf of the Board of Directors of Consolidated Graphics, Inc., a Texas corporation (the "Company"), for use only at the annual meeting of shareholders (the "Annual Meeting") to be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas 77002, on Thursday, July 24, 2003 at 5:00 p.m., Central Daylight Time, and at any adjournments thereof. The approximate date on which this Proxy Statement and accompanying proxy will first be given or sent to shareholders is June 26, 2003.

        Each proxy executed and returned by a shareholder may be revoked at any time before it is voted at the Annual Meeting by filing a written instrument revoking it with the Secretary at the Company's executive offices, by execution and return of a later-dated proxy, or by appearing at the Annual Meeting and making arrangements to vote in person. The executive offices of the Company are located at 5858 Westheimer, Suite 200, Houston, Texas 77057.

ACTION TO BE TAKEN UNDER PROXY

        Proxies in the accompanying form will be voted in accordance with the specifications made thereon and, where no specifications are given, such proxies will be voted FOR the election of the two nominees named herein to serve as Class I directors and if one or more of such nominees should become unavailable for election for any reason, then FOR the election of any substitute nominee that the Board of Directors of the Company may propose.

        In the discretion of the proxy holders, the proxies will also be voted FOR or AGAINST such other matters as may properly come before the Annual Meeting. Management of the Company did not receive any shareholder proposals for inclusion in this proxy by the date prescribed for such inclusion and is not aware of any other matters to be presented for action at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

        The Board of Directors has fixed the close of business on June 9, 2003 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. The issued and outstanding stock of the Company as of the close of business on June 9, 2003, consisted of 13,350,035 shares of Common Stock, each of which is entitled to one vote on each matter to be voted on at the Annual Meeting. Under the Company's Restated By-Laws, as amended to date, and in accordance with the Texas Business Corporation Act, the holders of a majority of the total issued and outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

        If there are insufficient shares present in person or represented by proxy at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until such time and place as is determined by a vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

        The affirmative vote of a majority of the shares represented in person or by proxy at such meeting at which a quorum is present is required for the election of directors. Abstentions and "broker nonvotes" (i.e., shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the results of voting on the election of directors, abstentions and broker nonvotes will have the same effect as a vote against the nominated directors, because approval of the directors requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at such meeting at which a quorum is present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        To the Company's knowledge, the following table sets forth as of the close of business on June 9, 2003, information with respect to beneficial ownership of shares of Common Stock by (i) the executive officers of the Company, (ii) each of the directors and nominees, (iii) all persons known to the Company to be the beneficial owners of 5% or more thereof and (iv) all executive officers and directors as a group. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

	Amount of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares(2)	Percentage of Class(3)
Joe R. Davis(4)	1,827,000	13.4%
Barclays Global Investors, NA and Barclays Global Fund Advisors (5)	1,080,902	8.1%
Dimensional Fund Advisors, Inc. (6)	920,200	6.9%
T. Rowe Price Associates, Inc. (7)	838,800	6.3%
Classic Fund Management Aktiengesellschaft (8)	695,400	5.2%
Hugh N. West, M.D.	170,000	1.3%
James H. Limmer	107,500	*
Brady F. Carruth	56,860	*
G. Christopher Colville	40,000	*
Gary L. Forbes	34,547	*
Larry J. Alexander	8,589	*
All directors and executive officers as a group (7 persons)	2,244,496	16.4%

*
Less than 1%.

(1)
In accordance with Securities and Exchange Commission ("SEC") regulations, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option.

(2)
Shares shown do not include shares held through the Company's 401(k) plan. The shares beneficially owned include options to purchase shares of Common Stock exercisable within 60 days of June 9, 2003, as follows: Mr. Davis-272,500 shares, Mr. Carruth-5,000 shares, Mr. Colville-40,000 shares, Mr. Alexander-5,000 shares.

(3)
The percentage of Common Stock owned by each person has been calculated using the 13,350,035 shares outstanding as of the close of business on June 9, 2003, plus any shares issuable upon exercise of options owned by such person exercisable within 60 days and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(4)
The address of Mr. Davis is 5858 Westheimer, Suite 200, Houston, Texas 77057.

(5)
Based on a Schedule 13G showing ownership as of December 31, 2002, filed with the SEC on February 12, 2003. The Schedule 13G indicates that Barclays Global Investors, NA had sole voting and dispositive power with respect to 887,995 shares of Common Stock and Barclays Global Fund Advisors had sole voting and dispositive power with respect to 192,907 shares of Common Stock. The address of Barclays Global Investors, NA and Barclays Global Fund Advisors is 45 Fremont St., 17th Floor, San Francisco, California 94105.

(6)
Based on a Schedule 13G/A showing ownership as of December 31, 2002, filed with the SEC on February 11, 2003. The Schedule 13G/A indicates that Dimensional Fund Advisors, Inc. had sole voting and dispositive power with respect to 920,200 shares of Common Stock; however, Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all such shares. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11thFloor, Santa Monica, California 90401.

(7)
Based on a letter received from T. Rowe Price Associates, Inc. dated June 5, 2003, showing ownership as of March 31, 2003. The letter states that T. Rowe Price Associates, Inc. had sole voting power with respect to 166,400 shares and sole dispositive power with respect to 838,800 shares of the Common Stock; however, T. Rowe Price Associates, Inc. disclaims beneficial ownership of all such shares. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(8)
Based on an Annual Report for the year ended December 31, 2002 of the Classic Global Equity Fund managed by Classic Fund Management Aktiengesellschaft, which was provided to the Company on June 6, 2003 by Classic Fund Management Aktiengesellschaft. The Annual Report does not state whether Classic Fund Management Aktiengesellschaft had sole or shared voting or dispositive power with respect to such shares of Common Stock. The address of Classic Fund Management Aktiengesellschaft is Rätikonstrasse 33, 9490 Vaduz, Principality of Liechtenstein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC and The New York Stock Exchange initial reports of ownership, reports of changes in ownership and annual statements of beneficial ownership of the Company's Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 2003 all of its directors and executive officers complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

ELECTION OF CLASS I DIRECTORS

        Pursuant to the Company's Restated By-Laws, as amended to date, the Board of Directors of the Company is currently comprised of six directors and is divided into three classes, with each class serving a three-year term. At each annual meeting of shareholders, one class of directors is elected for a full term of three years to succeed that class of directors whose terms are expiring. The Board of Directors currently consists of Larry J. Alexander, Brady F. Carruth, Gary L. Forbes, James H. Limmer, Hugh N. West, M.D. and Joe R. Davis, with Messrs. Alexander and Carruth constituting the Class I directors, Messrs. Forbes and Limmer constituting the Class II directors and Mr. Davis and Dr. West constituting the Class III directors. The term of the Class I directors expires at the Annual Meeting. The terms of the other two classes of directors expire at the 2004 (Class II directors) and 2005 (Class III directors) annual meetings of shareholders.

        On December 2, 2003, Clarence C. Comer, a Class II director, resigned from the Company's Board of Directors. In accordance with the Company's Restated By-Laws, as amended to date, requiring that classes of directors be as nearly equal in number as possible, Mr. Limmer resigned as a Class III director and was immediately appointed and elected by the Board of Directors as a Class II director to fill the vacancy created by Mr. Comer's resignation.

        Unless contrary instructions are set forth in the proxy card, it is intended that the persons named in the proxy will vote all shares of Common Stock represented by the proxy for the election of the nominees listed below as the Class I directors, each of whom is presently a member of the Board of Directors of the Company. The two Class I directors elected at the Annual Meeting will each serve for a term expiring on the date of the annual meeting of shareholders in 2006 or until his successor has been elected and qualified or until his earlier resignation or removal. The Restated Articles of Incorporation of the Company, as amended to date, do not permit cumulative voting. The affirmative vote of a majority of the shares of Common Stock held by holders of shares of Common Stock, present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present, is required to elect directors.

        The Board of Directors has appointed a Nominating Committee to evaluate candidates and recommend nominees for election to the Company's Board of Directors at each annual meeting of the Company's shareholders. The Nominating Committee determined that the election of Messrs. Alexander and Carruth as the Class I directors of the Company is in the best interest of the Company and its shareholders and the Board of Directors confirmed the recommendation of the Nominating Committee. THE BOARD OF DIRECTORS THEREFORE RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES, AND PROXIES THAT ARE RETURNED BUT NOT MARKED TO THE CONTRARY WILL BE SO VOTED. Should the candidacy of Messrs. Alexander and Carruth for any reason be withdrawn or any such nominee becomes unavailable for election, the Board of Directors of the Company may designate another nominee, in which case the persons acting under the duly executed proxies will vote for the election of the replacement nominee. Management is currently unaware of any circumstances likely to render any nominee unavailable for election. A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that shareholder's shares for one or more of the named nominees.

        The following sets forth information concerning each of the nominees for election to the Board of Directors and each continuing member of the Board of Directors including the name, age, principal occupation or employment during at least the past five years and the period during which such person has served as a director of the Company.

  Nominees for Election As Class I Directors

        The following information is furnished regarding the nominees for election as the Class I directors by the holders of Common Stock.

        Larry J. Alexander retired from the San Antonio Spurs Professional Basketball Team in May 1996, where he had been the Vice President—Administration and Communications since August 1994. Prior to joining the Spurs, he spent 27 years with SBC, Inc., a telecommunications company, where he had various responsibilities in advertising and corporate communications, most recently as Senior Vice President—External Affairs. Mr. Alexander has been a director of the Company since May 1995 and serves on the Compensation Committee. Mr. Alexander is 61 years of age.

        Brady F. Carruth has been President of Gulf Coast Capital Corporation, a commercial landscaping business, since 1987 and President and Chief Executive Officer of Saratoga Financial Group, an insurance holding company, since 2001. Mr. Carruth has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating Committee. Mr. Carruth is 45 years of age.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REELECTION OF EACH OF MESSRS. ALEXANDER AND CARRUTH AS THE CLASS I DIRECTORS OF THE COMPANY.

  Continuing Class II Directors

        The following information is furnished regarding the Class II directors (who will continue to serve on the Board of Directors until the 2004 annual meeting of shareholders or until their respective successors are elected and qualified or until the earlier of their resignation or removal).

        Gary L. Forbes has been a Vice President of Equus II Incorporated, a public investment company, since 1991. Mr. Forbes serves on the board of directors of NCI Building Systems, Inc., a manufacturer of prefabricated metal buildings. Mr. Forbes is a certified public accountant and has been a director of the Company since 1993. He serves on the Audit Committee and the Executive Committee and is 59 years of age.

        James H. Limmer has been a partner with the law firm of Tekell, Book, Matthews & Limmer, L.L.P., in Houston, Texas, which specializes in all phases of insurance defense, since July 1973. Mr. Limmer has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating Committee. Mr. Limmer is 61 years of age.

  Continuing Class III Directors

        The following information is furnished regarding the Class III directors (who will continue to serve on the Board of Directors until the 2005 annual meeting of shareholders or until their respective successors are elected and qualified or until the earlier of their resignation or removal).

        Joe R. Davis has been the Chief Executive Officer and Chairman of the Board of the Company since it was founded in 1985 and also served as President of the Company from its inception until July 25, 2000. Mr. Davis serves on the Executive Committee and also serves on the board of directors of Carriage Services, Inc., a publicly traded death care company. Mr. Davis is 60 years of age.

        Hugh N. West, M.D., was in private practice in Houston, Texas in the field of diagnostic radiology until his retirement in 1996. Dr. West has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating Committee. Dr. West is 57 years of age.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

        During the fiscal year ended March 31, 2003, the Board of Directors held meetings and/or acted by unanimous consent eight times. Each of the directors attended at least 75% of the meetings of the Board of Directors and of each committee on which he served.

        The Board has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

        The Executive Committee reviews and develops strategies and policies of the Company and recommends changes thereto and approves certain transactions of the Company pursuant to authority delegated by the Board of Directors. The Executive Committee consists of Messrs. Davis and Forbes. During the fiscal year ended March 31, 2003, the Executive Committee acted by unanimous consent one time.

        The Audit Committee is a separately designated standing committee that has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee's responsibilities are set forth in the Audit Committee Charter, which was previously adopted by the Board of Directors and filed as an appendix to the Company's 2001 Proxy Statement. The Audit Committee expects to recommend the adoption by the Board of Directors of an Amended and Restated Audit Committee Charter at its next regularly scheduled meeting in July 2003, which will further expand and clarify the Audit Committee's responsibility for the selection, engagement and oversight of the Company's independent auditors with respect to the annual audit of the Company's financial statements and approval of any non-audit services proposed to be provided by them. The Audit Committee consists of Messrs. Carruth, Forbes and Limmer, each of whom is "independent" as that term is defined by Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. Mr. Forbes is the designated financial expert of the Audit Committee, as determined by our Board of Directors in its business judgment. In addition, Messrs. Carruth and Limmer are each financially literate, as determined by our Board of Directors in its business judgment. During the fiscal year ended March 31, 2003, the Audit Committee held meetings and/or acted by unanimous consent six times.

        The Compensation Committee determines the compensation of directors and executive officers and administers the Consolidated Graphics, Inc. Long Term Incentive Plan, as amended (the "Incentive Plan"). The Compensation Committee consists of Mr. Alexander and Dr. West, each of whom is an independent director. During the fiscal year ended March 31, 2003, the Compensation Committee held meetings and/or acted by unanimous consent eight times.

        The Nominating Committee evaluates candidates and recommends nominees for election to the Company's Board of Directors. The Nominating Committee consists of Messrs. Carruth and Limmer and Dr. West, each of whom are independent directors. The Nominating Committee acted by unanimous consent one time to designate the nominees for the Class I directors to be elected at the Annual Meeting. In future years, the Nominating Committee will give appropriate consideration to qualified persons recommended by shareholders for nomination to the Board of Directors provided that such recommendation is timely made and is accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee.

AUDIT COMMITTEE REPORT

        The Audit Committee has (1) reviewed the Company's financial statements for fiscal 2003 and discussed them with Company management and KPMG LLP, the Company's independent auditors (2) discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standard No. 61, as amended, (3) received written disclosures and a letter from KPMG LLP required by Independence Standards Board Statement No. 1, as amended, and (4) has discussed with and received assurances from KPMG LLP of its independence. Based on the foregoing, the Audit Committee authorized inclusion of such financial statements in the Company's annual report on Form 10-K for the year ended March 31, 2003 filed with the SEC on June 12, 2003.

The Audit Committee members:        Brady F. Carruth        Gary L. Forbes        James H. Limmer

EXECUTIVE COMPENSATION

        Summary Compensation Table.    The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer ("CEO") and each other executive officer employed by the Company in fiscal 2003.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position					Shares Underlying Options
	Year	Salary	Bonus
Joe R. Davis Chairman of the Board and Chief Executive Officer(1)	2003 2002 2001	$400,000 400,000 346,710		— — —	50,000 50,000 300,000
Charles F. White President and Chief Operating Officer(2)	2003 2002 2001	$116,667 350,000 241,667	$	— 175,000 —	25,000 25,000 200,000
G. Christopher Colville Executive Vice President, Chief Financial and Accounting Officer And Secretary(3)	2003 2002 2001	$250,000 20,883 158,617		— — —	— 200,000 —

(1)
Mr. Davis has been the Chief Executive Officer and Chairman of the Board of the Company since it was founded in 1985 and also served as President of the Company from its inception until July 25, 2000. Mr. Davis serves on the Executive Committee. Mr. Davis is 60 years of age.

(2)
Mr. White resigned from the Company effective July 31, 2002.

(3)
Mr. Colville has served as Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company since March 2002. From October 2000 to February 2002, Mr. Colville served as Managing Director at Murphy Noell Capital, LLC, an investment banking firm. Mr. Colville was previously employed by the Company from September 1994 to September 2000 and held various executive positions, including Executive Vice President—Mergers and Acquisitions, Chief Financial Officer and Secretary. Mr. Colville is a certified public accountant and is 45 years old.

        Options Granted in Fiscal 2003.    The following table shows, for the fiscal year ended March 31, 2003, all grants of options to acquire shares of Common Stock granted to the executive officers named in the Summary Compensation Table above under the Incentive Plan.

Options Granted in Fiscal Year Ended March 31, 2003

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted in Fiscal Year
Name of Officer			Exercise or Base Price ($/share)(2)	Expiration Date
					5%	10%
Joe R. Davis	50,000	10.8%	$14.75	July 26, 2012	$463,810	$1,175,385
Charles F. White(4)	25,000	5.4%	$14.75	July 26, 2012	$231,905	$587,693

(1)
One-fifth of the options granted become exercisable at each of the first, second, third, fourth and fifth anniversary of the date of grant.

(2)
The exercise price per share for all options granted is equal to the market price of the underlying Common Stock as of the date of grant.

(3)
The potential realizable value through the expiration date of options has been determined on the basis of the per share market price at the time the options were granted, compounded annually over the life of the option, net of the exercise price. These values have been determined based upon assumed rates of appreciation and are not intended to forecast the possible future appreciation, if any, of the price or value of the Common Stock.

(4)
Mr. White received a grant of options in July 2002 pursuant to the terms of an employment agreement with the Company. These options were forfeited by Mr. White upon his subsequent resignation from the Company effective July 31, 2002.

        Stock Options Exercised and Year-End Values Table.    The following table shows, as to the executive officers named in the Summary Compensation Table, information with respect to stock options exercised during the fiscal year ended March 31, 2003 and the unexercised options to purchase Common Stock granted under the Incentive Plan and held as of March 31, 2003.

Options Exercised in Fiscal 2003 and Value of Options at March 31, 2003

			Number of Securities Underlying Unexercised Options Held at March 31, 2002
					Value of Unexercised In-the-Money Options at March 31, 2003(1)
Name of Officer	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joe R. Davis	—	—	180,000	470,000	$644,700	$967,050
Charles F. White	80,000	$313,000	—	—	—	—
G. Christopher Colville	—	—	40,000	160,000	—	—

(1)
Options are "in-the-money" if the closing market price of the Common Stock exceeds the exercise price of the options. The value of unexercised options represents the difference between the exercise price of such options and the closing market price of the Common Stock on March 31, 2003, which was $16.81.

INCENTIVE PLAN

        The Board of Directors and the shareholders of the Company have previously approved the adoption of the Incentive Plan. Pursuant to the Incentive Plan, as subsequently amended, employees of the Company and directors who are not serving on the Compensation Committee are eligible to receive awards consisting of stock options, stock appreciation rights ("SARS"), restricted or nonrestricted stock, cash or any combination of the foregoing. To date, long-term incentive compensation has been awarded only in the form of stock options. Stock options granted pursuant to the Incentive Plan may either be incentive stock options within the meaning and subject to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. An aggregate of 2,863,809 shares of Common Stock were reserved for issuance pursuant to the Incentive Plan as of March 31, 2003. Awards covering 1,973,849 of these shares, with a weighted average exercise price of $24.67, were outstanding at April 30, 2003, with 889,990 being available for future awards.

        The Compensation Committee administers the Incentive Plan and, subject to the provisions thereof, is authorized by the Board of Directors to (i) determine the type or types of awards made to each participant and the terms, conditions and limitations applicable to each award, such as exercise price, vesting period, expiration date and other material conditions, (ii) interpret the Incentive Plan, (iii) grant waivers of restrictions thereunder and (iv) adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Incentive Plan provided that the provisions of Section 422 of the Code governing the issuance of incentive stock options shall not be overridden.

AGREEMENTS WITH EXECUTIVE OFFICERS

        Mr. Davis has entered into an Employment Agreement with the Company to serve as the Chief Executive Officer of the Company through July 25, 2005. Mr. Colville has entered into an Employment Agreement with the Company to serve as the Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company through March 1, 2007. Under the terms of his agreement, Mr. Davis was granted an option to purchase 300,000 shares of Common Stock and is entitled to receive an annual salary of $400,000 and an annual option grant to purchase 50,000 shares of Common Stock. Under the terms of his agreement, Mr. Colville was granted an option to purchase 200,000 shares of Common Stock and is entitled to receive an annual salary of $250,000 and an annual option grant to purchase 25,000 shares of Common Stock. Messrs. Davis and Colville are also eligible under the terms of their agreements for an annual bonus determined in the discretion of the Compensation Committee. The agreements also contain restrictions on Messrs. Davis' and Colville's ability to compete or interfere with the business of the Company for certain periods in certain circumstances

        The Company has entered into Change in Control Agreements with Messrs. Davis and Colville. Under the terms of their agreements, if at any time during the two-year period following a change in control of the Company either of the above named individuals is terminated without cause or resigns under certain circumstances, then such terminated or resigning individual would be entitled to receive a lump sum payment equal to three times, in the case of Mr. Davis, or two times, in the case of Mr. Colville, the sum of his highest annual salary plus his highest bonus received prior to such time and would continue to receive any employee welfare benefits he was receiving prior to such time for the remaining portion of the two-year period following a change in control. Additionally, any unvested options to purchase shares of common stock held by Messrs. Davis and Colville would become fully vested and immediately exercisable upon the occurrence of a change in control of the Company.

DIRECTOR COMPENSATION

        Each independent director is paid $250 for each meeting attended and each action taken by unanimous consent of the Board of Directors or committees thereof. Directors are also reimbursed for any expenses incurred in attending such meetings. Directors are also eligible to receive awards under the Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2003, no member of the Compensation Committee was or formerly had been an officer or employee of the Company or any of its affiliates. Also, during fiscal 2003, no executive officer of the Company served on the compensation committee of the board of directors of any other entity which employed as an executive officer, or was otherwise affiliated with, one of the members of the Company's Board of Directors. During fiscal 2003, the Compensation Committee at various times consisted of Messrs. Alexander, Comer, Forbes, Limmer and Dr. West.

REPORT OF COMPENSATION COMMITTEE

        The Compensation Committee reviews compensation of directors and executive officers and also administers the Incentive Plan. The Compensation Committee consists entirely of independent directors.

        At current compensation levels, the Compensation Committee does not expect Internal Revenue Service regulations regarding maximum deductibility of executive compensation to have any application to the Company.

        Compensation Philosophy and Components.    The Company's executive compensation philosophy is to employ, retain and reward executives capable of leading the Company in creating and preserving strong financial performance, increasing the assets of the Company through acquisitions, positioning the

Company's assets and business operations for long-term growth opportunities, and enhancing shareholder value. The executive compensation program is intended to provide an overall level of compensation that the Compensation Committee believes, based on its own judgment and experience, is competitive with levels of compensation provided by companies deemed by the Compensation Committee to be comparable for compensation purposes. The companies used for comparisons of compensation levels are not necessarily the same companies included within the index reflected in the Stock Price Performance Graph because certain of those companies are not comparable with the Company or its subsidiaries for compensation purposes due to their size and/or operating philosophy. The companies which the Company considers to be comparable for compensation purposes are generally publicly traded companies of similar size and growth strategy. The primary components of the Company's executive compensation program are annual cash compensation (salary and bonuses) and long-term incentive compensation (stock options). Executive officer cash compensation is maintained at levels that the Compensation Committee believes, based upon its own judgment and experience, are fair and appropriate in the circumstances and competitive in the marketplace. Stock option grants are deemed by the Compensation Committee to be an appropriate form of long-term incentive compensation necessary to encourage the continuing commitment of the executive officers to the future financial success and growth of the Company in direct alignment with the interests of the shareholders, and to also be fair and appropriate in the circumstances and competitive in the marketplace.

        Chief Executive Officer Compensation.    In July 2000, the Compensation Committee approved a five-year employment agreement between the Company and Joe R. Davis, Chairman of the Board and Chief Executive Officer. In fiscal 2003, Mr. Davis was compensated pursuant to this employment agreement. The Compensation Committee did not award any bonus compensation to Mr. Davis during fiscal 2003.

        Other Executive Officer Compensation.    The Compensation Committee receives from Mr. Davis a recommendation regarding compensation of the Company's other executive officers. While this recommendation is primarily based on his subjective determination and evaluation, the Compensation Committee has established guidelines for Mr. Davis' consideration in making his recommendation. These include his perception of their respective performance and capability, the potential impact of the individual on the Company, the executive's performance as a team member, the skills and experiences required by the position and the overall performance of the Company. No one of the above factors is considered to be more important than the others. In fiscal 2003, Mr. Colville was compensated pursuant to a five-year employment agreement previously approved by the Compensation Committee and entered into by the Company in March 2002. Mr. Colville was not awarded bonus compensation in fiscal 2003.

The Compensation Committee members:        Larry J. Alexander        Hugh N. West, M.D.

STOCK PRICE PERFORMANCE GRAPH

        The following performance graph and table compare the cumulative return on the Company's Common Stock against the cumulative total return of (i) the S&P 500 Index, (ii) the S&P SmallCap 600 Index and (iii) the S&P SuperComposite 1500 Commercial Printing Index. The Company is a component of both the S&P SmallCap 600 and the S&P SuperComposite 1500 Commercial Printing indices. The graph assumes (i) the reinvestment of dividends, if any, and (ii) the value of the investment of the Company's Common Stock and each index to have been $100 at March 31, 1998. The historical performance of the Company's Common Stock reflected below is not necessarily indicative of the Common Stock's future performance.

Comparison of Cumulative Total Shareholder Return

	Year Ended March 31,
	1998	1999	2000	2001	2002	2003
CONSOLIDATED GRAPHICS, INC.	100	99.78	22.25	21.60	34.38	29.05
S&P 500 INDEX	100	118.46	139.71	109.43	109.69	82.53
S&P SUPERCOMPOSITE 1500 COMMERCIAL PRINTING INDEX	100	82.69	66.89	74.14	96.14	65.47
S&P SMALLCAP 600 INDEX	100	80.87	105.69	104.33	127.26	95.68

INDEPENDENT AUDITORS

        For the fiscal year ended March 31, 2003, KPMG LLP served as the Company's independent auditors. Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. While the Audit Committee has not yet selected the Company's independent auditors for the fiscal year ending March 31, 2004, the Company anticipates that KPMG LLP will again be selected for this purpose.

Changes in our Independent Auditors

        On July 11, 2002, the Board of Directors of the Company appointed KPMG LLP as the Company's independent auditors for fiscal 2003, effective immediately. This action was based on the recommendation of the Audit Committee.

        Arthur Andersen LLP previously served as the Company's independent auditors. Their reports on the Company's consolidated financial statements for fiscal 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's two most recent fiscal years and through the effective date of KPMG LLP's appointment, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference thereto in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as such term is used in Item 304(a)(1)(v) of Regulation S-K.

        During the Company's two most recent fiscal years and through the effective date of KPMG LLP's appointment, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

        The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2003, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year, were $250,000.

Financial Information Systems Design and Implementation Fees

        KPMG LLP did not perform any financial information system design or implementation services for the Company during the fiscal year ended March 31, 2003.

All Other Fees

        The aggregate fees billed for all other professional services rendered by KPMG LLP for the fiscal year ended March 31, 2003 were $30,000.

SHAREHOLDER PROPOSALS

        Qualified shareholders may present proposals for inclusion in the Company's 2004 proxy statement provided they are received by the Company no later than February 27, 2004. All proposals must comply with applicable SEC regulations and the Company's Restated By-Laws, as amended to date, and must be directed to the Secretary of the Company at 5858 Westheimer, Suite 200, Houston, Texas 77057.

GENERAL

        The Company has not received as of the date of this Proxy Statement any proposals from any shareholder for consideration at the Annual Meeting, and management does not presently intend to bring any business before the meeting other than the matter referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

OTHER INFORMATION

        The cost of solicitation of proxies will be borne by the Company. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for reasonable charges and expenses normal for such services. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission without additional compensation.

        The Annual Report to Shareholders, containing the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2003, accompanies this Proxy Statement.

        A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, AS FILED WITH THE SEC WILL BE MADE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CONSOLIDATED GRAPHICS, INC., ATTENTION: SECRETARY, 5858 WESTHEIMER, SUITE 200, HOUSTON, TEXAS 77057. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF FURNISHING THE SAME. THESE DOCUMENTS MAY ALSO BE ACCESSED THROUGH THE COMPANY'S WEBSITE AT WWW.CONSOLIDATEDGRAPHICS.COM

G. Christopher Colville Secretary

CONSOLIDATED GRAPHICS, INC.

Proxy Solicited on Behalf of Board of Directors

Annual Meeting of Shareholders to be held Thursday, July 24, 2003

        The undersigned hereby appoints Joe R. Davis and G. Christopher Colville, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 2003 Annual Meeting of Shareholders of Consolidated Graphics, Inc. to be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas 77002, on Thursday, July 24, 2003 at 5:00 p.m., Central Daylight Time, and any adjournments thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR Proposal 1 (the election of Class I directors other than any for whom authority to vote is withheld on the reverse). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(To be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

CONSOLIDATED GRAPHICS, INC.

July 24, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

* Please detach and mail in the envelope provided. *

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1.	To elect two Class I directors to serve on the Company's Board of Directors for terms of three years or until their successors are elected and qualified or until earlier of their resignation or removal.	2.	To transact such other business as may properly come before the meeting or any adjournments thereof.
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	☐ ☐	Larry J. Alexander Brady F. Carruth
THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.